Exhibit 99.1

Tidewater Inc. 842 West Sam Houston Parkway North, Suite 400 Houston, TX 77024, USA +1.713.470.5300

Tidewater Reports Results for the Three Months Ended March 31, 2025

                                  First Quarter 2025 Highlights

●	Revenue of $333.4 million, a 3.8% improvement compared to the first quarter of 2024
●	Average day rate of $22,303 per day, an improvement of $2,740 per day, or 14.0%, compared to the first quarter of 2024
●	Net income of $42.7 million and Adjusted EBITDA of $154.2 million
●	Net Income and Adjusted EBITDA were favorably impacted by the $7.6 million foreign exchange gain due to the weakening of the U.S. dollar
●	Net cash provided by operating activities of $86.0 million and free cash flow of $94.7 million

                                 Share Count Reduction and 2025 Guidance

●	Share count was reduced by 2.3 million shares through April 14, 2025 through repurchases of $90.0 million at an average price of $39.31 per share
●	Share count was further reduced by 179,645 shares during the first quarter in exchange for paying $7.5 million of employee taxes on the vesting of equity compensation at an average price of $41.55 per share
●	Reiterating 2025 revenue guidance of $1.32 to $1.38 billion and 2025 gross margin guidance of 48% to 50%

HOUSTON, May 5, 2025 - Tidewater Inc. (NYSE:TDW) announced today revenue for the three months ended March 31, 2025 of $333.4 million, compared with $321.2 million for the three months ended March 31, 2024. Tidewater's net income for the three months ended March 31, 2025, was $42.7 million ($0.83 per common share), compared with net income of $47.0 million ($0.89 per common share) for the three months ended March 31, 2024.

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, “The first quarter of 2025 came in nicely ahead of expectations, as utilization and day rate both performed better than anticipated across many of our operating regions, delivering revenue of $333.4 million for the quarter. The average day rate for the quarter marked another record at $22,303, and we achieved a 50.1% gross margin for the quarter, the second consecutive quarter above 50.0%, and also nicely ahead of expectations.  Free cash flow of $94.7 million during the first quarter is particularly notable as the first quarter represents our largest quarterly drydock spend of the year, further demonstrating the free cash flow generation capacity of the business.

“On a year-to-date basis, we repurchased 2.3 million shares in the open market for $90.0 million, an average price of $39.31, fully utilizing the maximum permissible amount of repurchases available to us under our existing debt agreements. When combined with the approximately 180,000 shares we took back from employees in exchange for the $7.5 million payment of their taxes on the vesting of equity compensation during the first quarter, we’ve utilized nearly $100 million year-to-date to reduce the number of outstanding shares by almost 2.5 million. We have fully utilized our share repurchase capacity under the limitations in our existing debt agreements. As we progress through the year, we anticipate our share repurchase allowance to increase, providing for the opportunity to pursue additional share repurchases.

“As we look out over the remainder of 2025, it’s easy to acknowledge that macroeconomic uncertainty has increased since the end of 2024. It is difficult, however, to know how some of the macroeconomic uncertainties will ultimately play out, and therefore, how commodity prices will influence operator behavior and spending plans. To date, we’ve not learned of any project cancellations, however, we remain vigilant in gauging how the offshore activity environment will evolve over the remainder of 2025. With our outperformance in the first quarter and no tangible evidence to the contrary, we are comfortable reiterating our 2025 guidance of $1.32 billion to $1.38 billion of revenue and 2025 gross margin guidance of 48% to 50%. As of today, the midpoint of our revenue guidance completed or contracted for the current year increased from 81% at the end of February to 88% today.

“Offshore vessel supply remains in a favorable position, with conversations pertaining to newbuild capacity largely inactive. While the macroeconomic landscape will continue to unfold over the coming months, we fundamentally believe that the world’s demand for energy will continue to grow in the long-term and that offshore sources of energy provide a compelling economic solution to satisfy that demand. As offshore activity continues to grow, Tidewater is well positioned to continue to take advantage of this trend.”

In addition to the number of outstanding shares, as of March 31, 2025, the Company also has the following in-the-money warrants.

Common shares outstanding	50,852,297
New Creditor Warrants (strike price $0.001 per common share)	76,175
GulfMark Creditor Warrants (strike price $0.01 per common share)	72,984
Total	51,001,456

Tidewater will hold a conference call to discuss results for the three months ending March 31, 2025 on May 6, 2025, at 8:00 a.m. Central Time. Investors and interested parties may listen to the earnings conference call via telephone by calling +1.800.715.9871 if calling from the U.S. or Canada (+1.647.932.3411 if calling from outside the U.S. or Canada) and provide Conference ID: 8745688 prior to the scheduled start time. A live webcast of the call will also be available in the Investor Relations section of Tidewater’s website at investor.tdw.com.

A replay of the conference call will be available beginning at 11:00 a.m. Central Time on May 6, 2025. To access the replay, visit the Investor Relations section of Tidewater’s website at investor.tdw.com.

About Tidewater

Tidewater owns and operates the largest fleet of offshore support vessels in the industry, with 65 years of experience supporting offshore energy exploration, production and offshore wind activities worldwide. To learn more, visit www.tdw.com.

Cautionary Statement

This news release contains “forward-looking statements” within the meaning of the U.S. federal securities laws – that is, any statements that are not historical facts. Such statements often contain words such as “expect,” “believe,” “think,” “anticipate,” “predict,” “plan,” “assume,” “estimate,” “forecast,” “target,” “projections,” “intend,” “should,” “will,” “shall” and other similar words. Forward-looking statements address matters that are, to varying degrees, uncertain and based on our management’s current expectations and beliefs concerning future developments and their potential impact on Tidewater Inc. and its subsidiaries (the “Company”).

These forward-looking statements involve risks and uncertainties that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; limited capital resources available to replenish our asset base as needed, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers based on industry expectations for offshore exploration, field development and production; global trade trends, including evolving impacts from implementation of new tariffs and potential retaliatory measures; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; the impact of regional or global public health crises or pandemics; the impact of potential information technology, cybersecurity or data security breaches; uncertainty around the use and impacts of artificial intelligence applications; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; natural disasters or significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; increased global concern, regulation and scrutiny regarding climate change; increased stockholder activism; the potential liability for remedial actions or assessments under existing or future environmental regulations or litigation; the effects of asserted and unasserted claims and the extent of available insurance coverage; the resolution of pending legal proceedings; and other risks and uncertainties detailed in our most recent Form 10-K, Form 10-Qs and Form 8-Ks filed with or furnished to the SEC.

If one or more of these or other risks or uncertainties materialize (or the consequences of any such development changes), or should our underlying assumptions prove incorrect, actual results or outcomes may vary materially from those reflected in our forward-looking statements. Forward-looking and other statements in this presentation regarding our environmental, social and other sustainability plans, goals or activities are not an indication that these statements are necessarily material to investors or required to be disclosed in our filings with the SEC. In addition, historical, current, and forward-looking environmental, social and sustainability-related statements may be based on standards still developing, internal controls and processes that we continue to evolve, and assumptions subject to change in the future. Statements in this release are made as of the date hereof, and the Company disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Financial information is displayed beginning on the next page.

The financial statements and supplementary information presented in this press release were not audited. This press release presents extracts from the Consolidated Balance Sheets at March 31, 2025 and December 31, 2024; the Consolidated Statements of Operations and Consolidated Statements of Equity for the three months ended March 31, 2025 and 2024; and the Consolidated Statements of Cash Flows for the three months ended March 31, 2025 and 2024. Extracts are drawn from the March 31, 2025 unaudited quarterly and December 31, 2024 audited annual financial statements of Tidewater Inc. All per-share amounts are stated on a diluted basis.

TIDEWATER INC.

CONDENSED CONSOLIDATED INCOME STATEMENTS

(In Thousands, except per share data)

	Three Months Ended
	March 31, 2025	March 31, 2024
Revenues:
Vessel revenues	$330,699	$318,686
Other operating revenues	2,745	2,478
Total revenues	333,444	321,164
Costs and expenses:
Vessel operating costs	164,979	167,556
Costs of other operating revenues	1,430	1,150
General and administrative	29,094	25,329
Depreciation and amortization	65,432	56,270
Gain on asset dispositions, net	(2,538)	(11,039)
Total costs and expenses	258,397	239,266
Operating income	75,047	81,898
Other income (expense):
Foreign exchange gain (loss)	7,569	(4,085)
Equity in net losses of unconsolidated companies	—	(5)
Interest income and other, net	2,157	1,483
Interest and other debt costs, net	(16,344)	(19,476)
Total other expense	(6,618)	(22,083)
Income before income taxes	68,429	59,815
Income tax expense	26,109	13,070
Net income	42,320	46,745
Less: Net loss attributable to noncontrolling interests	(333)	(281)
Net income attributable to Tidewater Inc.	$42,653	$47,026
Basic income per common share	$0.83	$0.90
Diluted income per common share	$0.83	$0.89
Weighted average common shares outstanding	51,502	52,320
Dilutive effect of warrants, restricted stock units and stock options	176	580
Adjusted weighted average common shares	51,678	52,900

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands, except share and par value data)

	March 31, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$341,799	$324,918
Restricted cash	5,234	2,032
Trade and other receivables, net of allowance for credit losses of $3,144 and $3,184 at March 31, 2025 and December 31, 2024, respectively	312,904	323,805
Marine operating supplies	23,101	34,319
Prepaid expenses and other current assets	15,160	13,588
Total current assets	698,198	698,662
Net properties and equipment	1,163,758	1,184,282
Deferred drydocking and survey costs	169,326	152,550
Indemnification assets	11,114	11,946
Other assets	23,770	27,464
Total assets	$2,066,166	$2,074,904

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$50,203	$71,385
Accrued expenses	133,000	129,894
Current portion of long-term debt	80,042	65,386
Other current liabilities	74,299	64,948
Total current liabilities	337,544	331,613
Long-term debt	555,994	571,710
Other liabilities	62,263	60,396

Commitments and contingencies

Equity:
Common stock of $0.001 par value, 125,000,000 shares authorized, 50,852,297 and 51,461,472 shares issued and outstanding at March 31, 2025 and December 31, 2024, respectively	51	52
Additional paid-in-capital	1,652,856	1,656,830
Accumulated deficit	(545,890)	(548,831)
Accumulated other comprehensive loss	6,607	6,060
Total stockholders' equity	1,113,624	1,114,111
Noncontrolling interests	(3,259)	(2,926)
Total equity	1,110,365	1,111,185
Total liabilities and equity	$2,066,166	$2,074,904

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(In Thousands)

	Three Months Ended
	March 31, 2025	March 31, 2024
Net income	$42,320	$46,745
Other comprehensive income (loss):
Unrealized gain on note receivable	—	80
Change in liability of pension plans	547	(137)
Total comprehensive income	$42,867	$46,688

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In Thousands)

	Three Months	Three Months
	Ended	Ended
	March 31, 2025	March 31, 2024
Cash flows from operating activities:
Net income	$42,320	$46,745
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	39,014	38,811
Amortization of deferred drydocking and survey costs	26,418	17,459
Amortization of debt premiums and discounts	1,501	1,814
Amortization of below market contracts	(351)	(1,206)
Deferred income taxes provision (benefit)	2,347	73
Gain on asset dispositions, net	(2,538)	(11,039)
Stock-based compensation expense	3,491	2,766
Changes in assets and liabilities, net of effects of business acquisition:
Trade and other receivables	10,901	(17,616)
Accounts payable	(21,182)	6,843
Accrued expenses	3,106	6,600
Deferred drydocking and survey costs	(43,339)	(40,018)
Other, net	24,285	3,533
Net cash provided by operating activities	85,973	54,765
Cash flows from investing activities:
Proceeds from asset dispositions	3,816	12,463
Proceeds from sale of notes	600	—
Additions to properties and equipment	(10,266)	(10,942)
Net cash provided by (used in) investing activities	(5,850)	1,521
Cash flows from financing activities:
Principal payments on long-term debt	(12,500)	(12,500)
Purchase of common stock	(39,275)	(3,501)
Debt issuance costs	—	(135)
Share based awards reacquired to pay taxes	(7,465)	(28,462)
Net cash used in financing activities	(59,240)	(44,598)
Net change in cash, cash equivalents and restricted cash	20,883	11,688
Cash, cash equivalents and restricted cash at beginning of period	329,031	277,965
Cash, cash equivalents and restricted cash at end of period	$349,914	$289,653

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$17,505	$15,621
Income taxes	$15,148	$15,603
Supplemental disclosure of noncash investing activities:
Purchase of vessels	$9,098	$—
Supplemental disclosure of noncash financing activities:
Debt incurred for the purchase of vessels	$9,712	$—

Note:  Cash, cash equivalents and restricted cash at March 31, 2025 includes $2.9 million in long-term restricted cash, which is included in other assets in our consolidated balance sheet.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In Thousands)

	Three Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income	interest	Total
Balance at December 31, 2024	$52	$1,656,830	$(548,831)	$6,060	$(2,926)	$1,111,185
Total comprehensive income (loss)	—	—	42,653	547	(333)	42,867
Repurchase and retirement of common stock	(1)	—	(39,712)	—	—	(39,713)
Amortization of share-based awards	—	(3,974)	—	—	—	(3,974)
Balance at March 31, 2025	$51	$1,652,856	$(545,890)	$6,607	$(3,259)	$1,110,365

Balance at December 31, 2023	$52	$1,671,759	$(637,858)	$5,266	$(1,542)	$1,037,677
Total comprehensive income (loss)	—	—	47,026	(57)	(281)	46,688
Issuance of common stock	1	(1)	—	—	—	—
Repurchase and retirement of common stock	—	—	(3,535)	—	—	(3,535)
Amortization of share-based awards	—	(25,697)	—	—	—	(25,697)
Balance at March 31, 2024	$53	$1,646,061	$(594,367)	$5,209	$(1,823)	$1,055,133

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

(In Thousands)	Three Months Ended
	March 31, 2025		March 31, 2024
Vessel revenues:
Americas	$54,852	17%	$63,941	20%
Asia Pacific	48,228	14%	47,781	15%
Middle East	43,302	13%	37,932	12%
Europe/Mediterranean	78,205	24%	80,381	25%
West Africa	106,112	32%	88,651	28%
Total vessel revenues	$330,699	100%	$318,686	100%
Vessel operating costs:
Crew costs	$97,113	29%	$102,352	32%
Repair and maintenance	21,954	7%	21,348	7%
Insurance	3,034	1%	2,580	1%
Fuel, lube and supplies	14,378	4%	17,318	5%
Other	28,500	9%	23,958	8%
Total vessel operating costs	164,979	50%	167,556	53%
Vessel operating margin (A)	$165,720	50%	$151,130	47%

Note (A): Vessel operating margin equals vessel revenues less vessel operating costs.

The company’s operating income (loss) and other components of income (loss) before income taxes and its related percentage of total revenues, were as follows:

(In Thousands)	Three Months Ended
	March 31, 2025		March 31, 2024
Vessel operating profit:
Americas	$4,895	1%	$10,126	3%
Asia Pacific	13,680	4%	14,847	5%
Middle East	8,563	3%	1,529	0%
Europe/Mediterranean	7,378	2%	14,757	5%
West Africa	51,613	16%	41,010	13%
Other operating profit	1,315	0%	1,328	0%
	87,444	26%	83,597	26%

Corporate expenses (A)	(14,935)	(4)%	(12,738)	(4)%
Gain on asset dispositions, net	2,538	1%	11,039	3%
Operating income	$75,047	23%	$81,898	25%

Note (A):  General and administrative expenses for the three months ended March 31, 2025 and 2024 include stock-based compensation of $3.5 million and $2.8 million, respectively. In addition, vessel operating and general and administrative costs for the three months March 31, 2025 and 2024, include zero and $0.7 million in acquisition, restructuring and integration related costs, respectively.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS – QUARTERLY DATA

(In Thousands, except per share data)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
Revenues:
Vessel revenues	$330,699	$343,463	$338,485	$337,003	$318,686
Other operating revenues	2,745	1,622	1,871	2,227	2,478
Total revenues	333,444	345,085	340,356	339,230	321,164
Costs and expenses:
Vessel operating costs (A)	164,979	170,384	178,654	176,513	167,556
Costs of other operating revenue	1,430	688	901	816	1,150
General and administrative (A)	29,094	30,688	28,471	26,329	25,329
Depreciation and amortization	65,432	64,620	62,435	59,445	56,270
Gain on asset dispositions, net	(2,538)	(2,672)	(51)	(2,000)	(11,039)
Total operating costs and expenses	258,397	263,708	270,410	261,103	239,266
Operating income	75,047	81,377	69,946	78,127	81,898
Other income (expense):
Foreign exchange gain (loss)	7,569	(14,337)	5,522	(2,376)	(4,085)
Equity in net earnings (losses) of unconsolidated companies	—	—	—	5	(5)
Interest income and other, net	2,157	2,697	1,028	1,175	1,483
Interest and other debt costs, net	(16,344)	(16,742)	(17,622)	(19,127)	(19,476)
Total other expense	(6,618)	(28,382)	(11,072)	(20,323)	(22,083)
Income before income taxes	68,429	52,995	58,874	57,804	59,815
Income tax expense	26,109	16,376	12,883	7,887	13,070
Net income	42,320	36,619	45,991	49,917	46,745
Net loss attributable to noncontrolling interests	(333)	(286)	(380)	(437)	(281)
Net income attributable to Tidewater Inc.	$42,653	$36,905	$46,371	$50,354	$47,026
Basic income per common share	$0.83	$0.71	$0.88	$0.96	$0.90
Diluted income per common share	$0.83	$0.70	$0.87	$0.94	$0.89
Weighted average common shares outstanding	51,502	52,315	52,490	52,684	52,320
Dilutive effect of warrants, restricted stock units and stock options	176	514	593	663	580
Adjusted weighted average common shares	51,678	52,829	53,083	53,347	52,900

Vessel operating margin	$165,720	$173,079	$159,831	$160,490	$151,130

Note (A): Acquisition, restructuring and integration related costs	$—	$978	$581	$—	$709

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
ASSETS
Current assets:
Cash and cash equivalents	$341,799	$324,918	$280,840	$315,897	$280,853
Restricted cash	5,234	2,032	7,259	3,527	6,474
Trade and other receivables, net	312,904	323,805	293,085	280,498	285,968
Marine operating supplies	23,101	34,319	26,670	26,908	24,767
Prepaid expenses and other current assets	15,160	13,588	18,117	20,115	17,447
Total current assets	698,198	698,662	625,971	646,945	615,509
Net properties and equipment	1,163,758	1,184,282	1,220,056	1,253,583	1,286,618
Deferred drydocking and survey costs	169,326	152,550	160,944	148,657	128,639
Indemnification assets	11,114	11,946	12,216	10,920	16,642
Other assets	23,770	27,464	27,944	29,643	30,408
Total assets	$2,066,166	$2,074,904	$2,047,131	$2,089,748	$2,077,816

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$50,203	$71,385	$64,058	$60,740	$51,774
Accrued expenses	133,000	129,894	117,878	133,149	132,190
Current portion of long-term debt	80,042	65,386	53,105	102,993	103,009
Other current liabilities	74,299	64,948	38,532	43,342	52,164
Total current liabilities	337,544	331,613	273,573	340,224	339,137
Long-term debt	555,994	571,710	597,352	607,998	620,329
Other liabilities	62,263	60,396	62,366	62,539	63,197

Equity:
Common stock	51	52	52	52	53
Additional paid-in-capital	1,652,856	1,656,830	1,653,027	1,649,523	1,646,061
Accumulated deficit	(545,890)	(548,831)	(541,191)	(573,390)	(594,347)
Accumulated other comprehensive income	6,607	6,060	4,592	5,062	5,209
Total stockholders' equity	1,113,624	1,114,111	1,116,480	1,081,247	1,056,976
Noncontrolling interests	(3,259)	(2,926)	(2,640)	(2,260)	(1,823)
Total equity	1,110,365	1,111,185	1,113,840	1,078,987	1,055,153
Total liabilities and equity	$2,066,166	$2,074,904	$2,047,131	$2,089,748	$2,077,816

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS – QUARTERLY DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
Cash flows from operating activities:
Net income	$42,320	$36,619	$45,991	$49,917	$46,745
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	39,014	38,736	39,239	39,380	38,811
Amortization of deferred drydocking and survey costs	26,418	25,884	23,196	20,065	17,459
Amortization of debt premiums and discounts	1,501	1,612	1,536	1,779	1,814
Amortization of below market contracts	(351)	(1,071)	(1,073)	(1,650)	(1,206)
Deferred income taxes provision (benefit)	2,347	(2,863)	24	(41)	73
Gain on asset dispositions, net	(2,538)	(2,672)	(51)	(2,000)	(11,039)
Stock-based compensation expense	3,491	3,886	3,569	3,460	2,766
Changes in assets and liabilities, net of effects of business acquisition:
Trade and other receivables	10,901	(30,720)	(12,587)	5,470	(17,616)
Accounts payable	(21,182)	7,327	3,318	8,966	6,843
Accrued expenses	3,106	12,016	(15,271)	4,048	6,600
Deferred drydocking and survey costs	(43,339)	(17,674)	(35,483)	(40,083)	(40,018)
Other, net	24,285	20,223	(3,272)	(10,666)	3,533
Net cash provided by operating activities	85,973	91,303	49,136	78,645	54,765
Cash flows from investing activities:
Proceeds from asset dispositions	3,816	4,470	51	2,354	12,463
Proceeds from sale of notes	600	5,846	1,506	702	—
Additions to properties and equipment	(10,266)	(4,534)	(5,712)	(6,392)	(10,942)
Net cash provided by (used in) investing activities	(5,850)	5,782	(4,155)	(3,336)	1,521
Cash flows from financing activities:
Exercise of warrants	—	2	—	2	—
Principal payments on long-term debt	(12,500)	(14,023)	(62,500)	(14,007)	(12,500)
Purchase of common stock	(39,275)	(44,103)	(13,741)	(29,397)	(3,501)
Debt issuance costs	—	(20)	—	(58)	(135)
Share based awards reacquired to pay taxes	(7,465)	(86)	(65)	(1)	(28,462)
Net cash used in financing activities	(59,240)	(58,230)	(76,306)	(43,461)	(44,598)
Net change in cash, cash equivalents and restricted cash	20,883	38,855	(31,325)	31,848	11,688
Cash, cash equivalents and restricted cash at beginning of period	329,031	290,176	321,501	289,653	277,965
Cash, cash equivalents and restricted cash at end of period	$349,914	$329,031	$290,176	$321,501	$289,653

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$17,505	$12,816	$23,535	$14,925	$15,621
Income taxes	$15,148	$11,268	$12,557	$17,481	$15,603
Supplemental disclosure of noncash investing activities:
Purchase of vessels	$9,098	$—	$—	$—	$—
Supplemental disclosure of noncash financing activities:
Debt incurred for purchase of vessels	$9,712	$—	$—	$—	$—

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
VESSEL REVENUE BY VESSEL CLASS

Americas fleet:
PSV > 900	$23,243	$24,158	$27,192	$31,400	$29,924
PSV < 900	21,146	26,743	26,926	28,010	24,531
AHTS > 16K	3,958	2,969	6,249	7,228	2,036
AHTS 8 - 16K	1,242	930	908	2,002	2,476
AHTS 4 - 8K	1,752	1,726	351	219	945
Other	3,511	3,714	2,980	4,283	4,029
Total	54,852	60,240	64,606	73,142	63,941
Asia Pacific fleet:
PSV > 900	20,457	18,881	19,535	21,578	23,210
PSV < 900	15,311	16,101	17,214	14,402	11,830
AHTS > 16K	8,792	10,851	12,358	7,815	4,555
AHTS 8 - 16K	2,394	2,836	4,640	7,874	4,507
AHTS 4 - 8K	1,108	2,020	2,182	1,269	1,576
Other	166	354	354	2,283	2,103
Total	48,228	51,043	56,283	55,221	47,781
Middle East fleet:
PSV > 900	1,446	1,485	1,387	1,359	1,365
PSV < 900	22,494	21,962	19,909	19,963	21,017
AHTS > 16K	—	—	—	(3)	287
AHTS 8 - 16K	3,474	3,425	3,450	3,163	2,397
AHTS 4 - 8K	15,888	13,900	12,201	12,054	12,866
Total	43,302	40,772	36,947	36,536	37,932
Europe/Mediterranean fleet:
PSV > 900	64,207	66,380	66,808	64,875	61,827
PSV < 900	11,763	15,287	13,679	13,290	14,126
AHTS > 16K	1,669	1,378	3,790	4,057	3,346
Other	566	1,064	1,048	1,044	1,082
Total	78,205	84,109	85,325	83,266	80,381
West Africa fleet:
PSV > 900	30,203	28,064	17,012	20,044	21,743
PSV < 900	37,021	44,047	41,367	32,601	31,812
AHTS > 16K	10,172	9,602	8,916	8,065	8,048
AHTS 8 - 16K	20,775	17,898	18,453	18,466	16,316
AHTS 4 - 8K	2,086	3,185	3,100	2,827	2,370
Other	5,855	4,503	6,476	6,835	8,362
Total	106,112	107,299	95,324	88,838	88,651
Worldwide fleet:
PSV > 900	139,556	138,968	131,934	139,256	138,069
PSV < 900	107,735	124,140	119,095	108,266	103,316
AHTS > 16K	24,591	24,800	31,313	27,162	18,272
AHTS 8 - 16K	27,885	25,089	27,451	31,505	25,696
AHTS 4 - 8K	20,834	20,831	17,834	16,369	17,757
Other	10,098	9,635	10,858	14,445	15,576
Total	$330,699	$343,463	$338,485	$337,003	$318,686

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
AVERAGE NUMBER OF VESSELS:

Americas fleet:
PSV > 900	10	10	10	11	11
PSV < 900	16	16	17	17	18
AHTS > 16K	2	2	2	2	2
AHTS 8 - 16K	1	1	1	2	2
AHTS 4 - 8K	2	2	2	2	2
Other	2	2	2	1	1
Total	33	33	34	35	36
Stacked vessels	(1)	—	—	—	(1)
Active vessels	32	33	34	35	35
Asia Pacific fleet:
PSV > 900	9	9	9	9	8
PSV < 900	5	5	5	5	5
AHTS > 16K	3	3	3	3	3
AHTS 8 - 16K	2	2	2	3	3
AHTS 4 - 8K	1	1	1	1	1
Other	—	—	—	1	1
Total	20	20	20	22	21
Stacked vessels	—	—	—	—	—
Active vessels	20	20	20	22	21
Middle East fleet:
PSV > 900	1	1	1	1	1
PSV < 900	20	20	20	20	20
AHTS 8 - 16K	5	5	5	5	5
AHTS 4 - 8K	17	17	17	17	17
Total	43	43	43	43	43
Stacked vessels	—	—	—	—	—
Active vessels	43	43	43	43	43
Europe/Mediterranean fleet:
PSV > 900	39	39	40	39	40
PSV < 900	9	9	9	9	9
AHTS > 16K	2	2	2	2	2
Total	50	50	51	50	51
Stacked vessels	—	—	—	—	—
Active vessels	50	50	51	50	51
West Africa fleet:
PSV > 900	10	10	9	9	9
PSV < 900	20	20	19	19	19
AHTS > 16K	4	4	4	4	4
AHTS 8 - 16K	13	13	13	11	11
AHTS 4 - 8K	2	3	3	4	4
Other	22	20	20	20	21
Total	71	70	68	67	68
Stacked vessels	(6)	—	—	(1)	(1)
Active vessels	65	70	68	66	67
Worldwide fleet:
PSV > 900	69	69	69	69	69
PSV < 900	70	70	70	70	71
AHTS > 16K	11	11	11	11	11
AHTS 8 - 16K	21	21	21	21	21
AHTS 4 - 8K	22	23	23	24	24
Other	24	22	22	22	23
Total	217	216	216	217	219
Stacked vessels	(7)	—	—	(1)	(2)
Active vessels	210	216	216	216	217

Total active	210	216	216	216	217
Total stacked	7	—	—	1	2
Total	217	216	216	217	219

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
PSV > 900	900	920	920	960	1,001
PSV < 900	1,432	1,472	1,531	1,547	1,631
AHTS > 16K	180	184	184	182	182
AHTS 8 - 16K	90	92	92	182	182
AHTS 4 - 8K	180	184	184	182	182
Other	180	184	184	123	128
Total	2,962	3,036	3,095	3,176	3,306
Asia Pacific fleet:
PSV > 900	810	828	828	819	765
PSV < 900	450	460	460	455	455
AHTS > 16K	270	276	276	273	241
AHTS 8 - 16K	180	184	221	273	273
AHTS 4 - 8K	90	92	92	91	91
Other	—	—	—	59	54
Total	1,800	1,840	1,877	1,970	1,879
Middle East fleet:
PSV > 900	90	92	92	91	91
PSV < 900	1,800	1,840	1,840	1,820	1,820
AHTS > 16K	—	—	—	—	32
AHTS 8 - 16K	450	460	460	455	455
AHTS 4 - 8K	1,530	1,564	1,564	1,547	1,547
Total	3,870	3,956	3,956	3,913	3,945
Europe/Mediterranean fleet:
PSV > 900	3,510	3,588	3,680	3,590	3,603
PSV < 900	810	828	828	819	838
AHTS > 16K	180	184	184	182	182
Total	4,500	4,600	4,692	4,591	4,623
West Africa fleet:
PSV > 900	900	920	828	819	819
PSV < 900	1,800	1,840	1,781	1,729	1,729
AHTS > 16K	360	368	368	364	364
AHTS 8 - 16K	1,180	1,196	1,159	1,001	1,001
AHTS 4 - 8K	180	235	276	330	364
Other	1,941	1,840	1,840	1,820	1,875
Total	6,361	6,399	6,252	6,063	6,152
Worldwide fleet:
PSV > 900	6,210	6,348	6,348	6,279	6,279
PSV < 900	6,292	6,440	6,440	6,370	6,473
AHTS > 16K	990	1,012	1,012	1,001	1,001
AHTS 8 - 16K	1,900	1,932	1,932	1,911	1,911
AHTS 4 - 8K	1,980	2,075	2,116	2,150	2,184
Other	2,121	2,024	2,024	2,002	2,057
Total	19,493	19,831	19,872	19,713	19,905

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
PSV < 900	82	15	—	—	84
Total	82	15	—	—	84
West Africa fleet:
AHTS 4 - 8K	49	—	—	57	91
Other	477	—	—	—	—
Total	526	—	—	57	91
Worldwide fleet:
PSV < 900	82	15	—	—	84
AHTS 4 - 8K	49	—	—	57	91
Other	477	—	—	—	—
Total	608	15	—	57	175

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
PSV > 900	900	920	920	960	1,001
PSV < 900	1,350	1,457	1,531	1,547	1,547
AHTS > 16K	180	184	184	182	182
AHTS 8 - 16K	90	92	92	182	182
AHTS 4 - 8K	180	184	184	182	182
Other	180	184	184	123	128
Total	2,880	3,021	3,095	3,176	3,222
Asia Pacific fleet:
PSV > 900	810	828	828	819	765
PSV < 900	450	460	460	455	455
AHTS > 16K	270	276	276	273	241
AHTS 8 - 16K	180	184	221	273	273
AHTS 4 - 8K	90	92	92	91	91
Other	—	—	—	59	54
Total	1,800	1,840	1,877	1,970	1,879
Middle East fleet:
PSV > 900	90	92	92	91	91
PSV < 900	1,800	1,840	1,840	1,820	1,820
AHTS > 16K	—	—	—	—	32
AHTS 8 - 16K	450	460	460	455	455
AHTS 4 - 8K	1,530	1,564	1,564	1,547	1,547
Total	3,870	3,956	3,956	3,913	3,945
Europe/Mediterranean fleet:
PSV > 900	3,510	3,588	3,680	3,590	3,603
PSV < 900	810	828	828	819	838
AHTS > 16K	180	184	184	182	182
Total	4,500	4,600	4,692	4,591	4,623
West Africa fleet:
PSV > 900	900	920	828	819	819
PSV < 900	1,800	1,840	1,781	1,729	1,729
AHTS > 16K	360	368	368	364	364
AHTS 8 - 16K	1,180	1,196	1,159	1,001	1,001
AHTS 4 - 8K	131	235	276	273	273
Other	1,464	1,840	1,840	1,820	1,875
Total	5,835	6,399	6,252	6,006	6,061
Worldwide fleet:
PSV > 900	6,210	6,348	6,348	6,279	6,279
PSV < 900	6,210	6,425	6,440	6,370	6,389
AHTS > 16K	990	1,012	1,012	1,001	1,001
AHTS 8 - 16K	1,900	1,932	1,932	1,911	1,911
AHTS 4 - 8K	1,931	2,075	2,116	2,093	2,093
Other	1,644	2,024	2,024	2,002	2,057
Total	18,885	19,816	19,872	19,656	19,730

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
UTILIZATION - TOTAL FLEET:

Americas fleet:
PSV > 900	78.3%	77.4%	83.5%	92.2%	87.9%
PSV < 900	53.0	74.2	76.5	80.3	70.0
AHTS > 16K	61.3	50.3	83.9	99.1	33.4
AHTS 8 - 16K	100.0	77.3	76.4	58.6	80.2
AHTS 4 - 8K	44.5	90.2	23.4	14.2	59.7
Other	91.8	72.4	69.2	99.4	100.0
Total	64.4%	74.7%	75.4%	80.7%	74.5%
Asia Pacific fleet:
PSV > 900	67.7%	63.4%	63.2%	87.6%	93.7%
PSV < 900	93.7	99.5	91.7	96.3	86.3
AHTS > 16K	66.7	75.4	81.8	65.3	53.4
AHTS 8 - 16K	64.1	64.9	58.8	80.8	75.9
AHTS 4 - 8K	56.2	100.0	91.7	78.5	100.0
Other	—	—	—	77.9	76.8
Total	73.1%	76.2%	73.8%	84.9%	84.0%
Middle East fleet:
PSV > 900	100.0%	100.0%	100.0%	100.0%	100.0%
PSV < 900	94.0	91.9	85.0	88.0	95.3
AHTS > 16K	—	—	—	—	69.3
AHTS 8 - 16K	63.7	64.3	71.0	66.6	50.1
AHTS 4 - 8K	86.3	80.8	75.8	82.9	86.5
Total	87.6%	84.5%	80.1%	83.8%	86.6%
Europe/Mediterranean fleet:
PSV > 900	88.0%	86.1%	86.1%	87.4%	88.9%
PSV < 900	79.2	93.6	81.2	87.5	90.9
AHTS > 16K	49.8	32.3	52.0	46.4	34.1
Total	84.9%	85.3%	83.9%	85.8%	87.1%
West Africa fleet:
PSV > 900	96.1%	88.8%	66.0%	78.4%	86.9%
PSV < 900	68.5	80.9	80.0	79.2	82.6
AHTS > 16K	95.6	80.1	74.7	79.5	89.8
AHTS 8 - 16K	83.0	78.6	85.5	98.2	98.6
AHTS 4 - 8K	66.7	73.4	63.3	71.9	66.7
Other	43.0	40.8	49.6	49.5	55.9
Total	68.8%	69.8%	69.2%	72.9%	77.1%
Worldwide fleet:
PSV > 900	85.3%	82.5%	80.3%	87.1%	89.2%
PSV < 900	75.4	85.5	81.6	84.3	84.3
AHTS > 16K	73.1	64.7	74.2	73.2	60.0
AHTS 8 - 16K	77.5	73.9	78.6	84.4	82.0
AHTS 4 - 8K	79.4	81.6	70.3	75.2	81.6
Other	47.2	43.7	51.4	53.4	59.2
Total	76.0%	77.6%	76.2%	80.5%	81.5%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
UTILIZATION - ACTIVE FLEET:

Americas fleet:
PSV > 900	78.3%	77.4%	83.5%	92.2%	87.9%
PSV < 900	56.2	75.0	76.5	80.3	73.8
AHTS > 16K	61.3	50.3	83.9	99.1	33.4
AHTS 8 - 16K	100.0	77.3	76.4	58.6	80.2
AHTS 4 - 8K	44.5	90.2	23.4	14.2	59.7
Other	91.8	72.4	69.2	99.4	100.0
Total	66.3%	75.1%	75.4%	80.7%	76.5%
Asia Pacific fleet:
PSV > 900	67.7%	63.4%	63.2%	87.6%	93.7%
PSV < 900	93.7	99.5	91.7	96.3	86.3
AHTS > 16K	66.7	75.4	81.8	65.3	53.4
AHTS 8 - 16K	64.1	64.9	58.8	80.8	75.9
AHTS 4 - 8K	56.2	100.0	91.7	78.5	100.0
Other	—	—	—	77.9	76.8
Total	73.1%	76.2%	73.8%	84.9%	84.0%
Middle East fleet:
PSV > 900	100.0%	100.0%	100.0%	100.0%	100.0%
PSV < 900	94.0	91.9	85.0	88.0	95.3
AHTS > 16K	—	—	—	—	69.3
AHTS 8 - 16K	63.7	64.3	71.0	66.6	50.1
AHTS 4 - 8K	86.3	80.8	75.8	82.9	86.5
Total	87.6%	84.5%	80.1%	83.8%	86.6%
Europe/Mediterranean fleet:
PSV > 900	88.0%	86.1%	86.1%	87.4%	88.9%
PSV < 900	79.2	93.6	81.2	87.5	90.9
AHTS > 16K	49.8	32.3	52.0	46.4	34.1
Total	84.9%	85.3%	83.9%	85.8%	87.1%
West Africa fleet:
PSV > 900	96.1%	88.8%	66.0%	78.4%	86.9%
PSV < 900	68.5	80.9	80.0	79.2	82.6
AHTS > 16K	95.6	80.1	74.7	79.5	89.8
AHTS 8 - 16K	83.0	78.6	85.5	98.2	98.6
AHTS 4 - 8K	91.6	73.4	63.3	86.9	88.9
Other	57.0	40.8	49.6	49.5	55.9
Total	75.0%	69.8%	69.2%	73.6%	78.3%
Worldwide fleet:
PSV > 900	85.3%	82.5%	80.3%	87.1%	89.2%
PSV < 900	76.4	85.7	81.6	84.3	85.4
AHTS > 16K	73.1	64.7	74.2	73.2	60.0
AHTS 8 - 16K	77.5	73.9	78.6	84.4	82.0
AHTS 4 - 8K	81.4	81.6	70.3	77.2	85.1
Other	60.8	43.7	51.4	53.4	59.2
Total	78.4%	77.7%	76.2%	80.7%	82.3%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
AVERAGE VESSEL DAY RATES: (A)

Americas fleet:
PSV > 900	$32,992	$33,907	$35,404	$35,490	$34,015
PSV < 900	27,862	24,479	22,986	22,542	21,499
AHTS > 16K	35,888	32,095	40,478	40,088	33,490
AHTS 8 - 16K	13,796	13,079	12,925	18,771	16,964
AHTS 4 - 8K	21,889	10,399	8,167	8,453	8,703
Other	21,251	27,870	23,420	30,266	30,423
Total	28,733	26,563	27,676	28,317	25,894
Asia Pacific fleet:
PSV > 900	37,304	35,984	37,341	30,070	32,387
PSV < 900	36,309	35,192	40,805	32,875	30,122
AHTS > 16K	48,843	52,170	54,756	43,808	35,411
AHTS 8 - 16K	20,764	23,746	35,682	35,678	21,757
AHTS 4 - 8K	21,890	21,959	25,883	17,758	17,315
Other	—	—	—	43,350	43,703
Total	36,564	36,203	40,419	32,848	30,101
Middle East fleet:
PSV > 900	16,072	16,146	15,079	14,936	14,996
PSV < 900	13,301	12,981	12,730	12,466	12,115
AHTS > 16K	—	—	—	—	12,968
AHTS 8 - 16K	12,112	11,575	10,558	10,440	10,515
AHTS 4 - 8K	12,026	11,006	10,291	9,404	9,609
Total	12,777	12,197	11,661	11,148	11,108
Europe/Mediterranean fleet:
PSV > 900	20,782	21,499	21,092	20,686	19,294
PSV < 900	18,337	19,727	20,347	18,543	18,557
AHTS > 16K	18,613	23,177	39,597	47,999	53,966
Total	20,405	21,249	21,484	20,950	19,763
West Africa fleet:
PSV > 900	34,924	34,334	31,118	31,231	30,557
PSV < 900	30,017	29,598	29,031	23,818	22,287
AHTS > 16K	29,568	32,557	32,453	27,861	24,611
AHTS 8 - 16K	21,204	19,033	18,627	18,784	16,536
AHTS 4 - 8K	17,387	18,462	17,755	11,915	9,766
Other	7,013	6,001	7,096	7,587	7,975
Total	24,244	24,038	22,044	20,093	18,687
Worldwide fleet:
PSV > 900	26,345	26,550	25,883	25,452	24,640
PSV < 900	22,697	22,550	22,666	20,170	18,932
AHTS > 16K	33,966	37,870	41,721	37,073	30,423
AHTS 8 - 16K	18,945	17,584	18,087	19,527	16,390
AHTS 4 - 8K	13,255	12,301	11,990	10,127	9,969
Other	9,746	9,691	9,410	11,968	11,797
Total	$22,303	$22,236	$22,275	$21,130	$19,563

Note (A):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024

Americas
Vessel revenues	$54,852	$60,240	$64,606	$73,142	$63,941

Vessel operating costs:
Crew costs	17,440	18,519	21,646	23,318	24,062
Repair and maintenance	4,266	5,271	5,227	5,645	4,534
Insurance	571	506	571	463	494
Fuel, lube and supplies	2,617	2,954	3,165	2,994	4,522
Other	10,129	6,795	5,921	5,747	5,928
Total vessel operating costs	35,023	34,045	36,530	38,167	39,540

Vessel operating margin ($)	19,829	26,195	28,076	34,975	24,401
Vessel operating margin (%)	36.2%	43.5%	43.5%	47.8%	38.2%

Americas - Select operating statistics
Average vessels - Total fleet	33	33	34	35	36
Utilization - Total fleet	64.4%	74.7%	75.4%	80.7%	74.5%

Average vessels - Active fleet	32	33	34	35	35
Utilization - Active fleet	66.3%	75.1%	75.4%	80.7%	76.5%

Average day rates	$28,733	$26,563	$27,676	$28,317	$25,894

Vessels commencing drydocks	3	1	4	3	7

Deferred drydocking and survey costs - beginning balance	$31,149	$33,812	$37,103	$31,698	$28,688
Cash paid for deferred drydocking and survey costs	3,355	3,317	5,009	9,190	8,014
Amortization of deferred drydocking and survey costs	(5,916)	(5,980)	(5,621)	(5,704)	(5,004)
Disposals, intersegment transfers and other	(145)	—	(2,679)	1,919	—
Deferred drydocking and survey costs - ending balance	$28,443	$31,149	$33,812	$37,103	$31,698

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024

Asia Pacific
Vessel revenues	$48,228	$51,043	$56,283	$55,221	$47,781

Vessel operating costs:
Crew costs	20,331	21,954	24,685	23,023	19,306
Repair and maintenance	2,270	4,304	3,834	3,092	2,769
Insurance	324	319	327	278	273
Fuel, lube and supplies	1,767	2,002	2,560	2,335	1,937
Other	2,118	2,456	2,396	2,968	2,491
Total vessel operating costs	26,810	31,035	33,802	31,696	26,776

Vessel operating margin ($)	21,418	20,008	22,481	23,525	21,005
Vessel operating margin (%)	44.4%	39.2%	39.9%	42.6%	44.0%

Asia Pacific - Select operating statistics
Average vessels - Total fleet	20	20	20	22	21
Utilization - Total fleet	73.1%	76.2%	73.8%	84.9%	84.0%

Average vessels - Active fleet	20	20	20	22	21
Utilization - Active fleet	73.1%	76.2%	73.8%	84.9%	84.0%

Average day rates	$36,564	$36,203	$40,419	$32,848	$30,101

Vessels commencing drydocks	4	—	2	2	3

Deferred drydocking and survey costs - beginning balance	$10,418	$11,248	$8,744	$8,376	$3,769
Cash paid for deferred drydocking and survey costs	7,253	1,138	4,069	1,602	4,734
Amortization of deferred drydocking and survey costs	(2,046)	(1,968)	(1,565)	(1,234)	(844)
Disposals, intersegment transfers and other	(1,815)	—	—	—	717
Deferred drydocking and survey costs - ending balance	$13,810	$10,418	$11,248	$8,744	$8,376

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024

Middle East
Vessel revenues	$43,302	$40,772	$36,947	$36,536	$37,932

Vessel operating costs:
Crew costs	13,280	13,509	13,071	13,540	13,270
Repair and maintenance	4,100	4,162	4,625	4,300	4,508
Insurance	529	488	510	464	420
Fuel, lube and supplies	2,039	2,599	2,842	2,274	2,304
Other	4,588	4,932	6,000	7,138	6,006
Total vessel operating costs	24,536	25,690	27,048	27,716	26,508

Vessel operating margin ($)	18,766	15,082	9,899	8,820	11,424
Vessel operating margin (%)	43.3%	37.0%	26.8%	24.1%	30.1%

Middle East - Select operating statistics
Average vessels - Total fleet	43	43	43	43	43
Utilization - Total fleet	87.6%	84.5%	80.1%	83.8%	86.6%

Average vessels - Active fleet	43	43	43	43	43
Utilization - Active fleet	87.6%	84.5%	80.1%	83.8%	86.6%

Average day rates	$12,777	$12,197	$11,661	$11,148	$11,108

Vessels commencing drydocks	4	6	4	3	11

Deferred drydocking and survey costs - beginning balance	$21,792	$24,159	$23,089	$23,690	$19,331
Cash paid for deferred drydocking and survey costs	13,464	1,328	4,764	2,737	7,520
Amortization of deferred drydocking and survey costs	(3,833)	(3,695)	(3,694)	(3,338)	(3,161)
Disposals, intersegment transfers and other	—	—	—	—	—
Deferred drydocking and survey costs - ending balance	$31,423	$21,792	$24,159	$23,089	$23,690

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024

Europe/Mediterranean
Vessel revenues	$78,205	$84,109	$85,325	$83,266	$80,381

Vessel operating costs:
Crew costs	27,111	26,993	28,818	27,085	26,282
Repair and maintenance	6,711	8,458	7,279	7,058	5,493
Insurance	848	827	827	761	756
Fuel, lube and supplies	3,147	3,171	3,924	3,461	4,094
Other	4,738	5,180	4,974	4,351	4,359
Total vessel operating costs	42,555	44,629	45,822	42,716	40,984

Vessel operating margin ($)	35,650	39,480	39,503	40,550	39,397
Vessel operating margin (%)	45.6%	46.9%	46.3%	48.7%	49.0%

Europe/Mediterranean - Select operating statistics
Average vessels - Total fleet	50	50	51	50	51
Utilization - Total fleet	84.9%	85.3%	83.9%	85.8%	87.1%

Average vessels - Active fleet	50	50	51	50	51
Utilization - Active fleet	84.9%	85.3%	83.9%	85.8%	87.1%

Average day rates	$20,405	$21,249	$21,484	$20,950	$19,763

Vessels commencing drydocks	6	4	8	8	16

Deferred drydocking and survey costs - beginning balance	$38,431	$41,637	$34,779	$27,260	$21,078
Cash paid for deferred drydocking and survey costs	8,786	3,554	12,225	11,584	10,876
Amortization of deferred drydocking and survey costs	(6,206)	(6,126)	(5,367)	(4,065)	(3,359)
Disposals, intersegment transfers and other	—	(634)	—	—	(1,335)
Deferred drydocking and survey costs - ending balance	$41,011	$38,431	$41,637	$34,779	$27,260

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024

West Africa
Vessel revenues	$106,112	$107,299	$95,324	$88,838	$88,651

Vessel operating costs:
Crew costs	18,951	19,010	19,488	19,265	19,432
Repair and maintenance	4,607	4,536	4,589	4,648	4,044
Insurance	762	717	730	659	637
Fuel, lube and supplies	4,808	4,552	4,722	4,498	4,461
Other	6,927	6,170	5,923	7,148	5,174
Total vessel operating costs	36,055	34,985	35,452	36,218	33,748

Vessel operating margin ($)	70,057	72,314	59,872	52,620	54,903
Vessel operating margin (%)	66.0%	67.4%	62.8%	59.2%	61.9%

West Africa - Select operating statistics
Average vessels - Total fleet	71	70	68	67	68
Utilization - Total fleet	68.8%	69.8%	69.2%	72.9%	77.1%

Average vessels - Active fleet	65	70	68	66	67
Utilization - Active fleet	75.0%	69.8%	69.2%	73.6%	78.3%

Average day rates	$24,244	$24,038	$22,044	$20,093	$18,687

Vessels commencing drydocks	7	1	5	4	7

Deferred drydocking and survey costs - beginning balance	$50,760	$50,088	$44,942	$37,615	$33,832
Cash paid for deferred drydocking and survey costs	10,481	8,337	9,416	14,970	8,874
Amortization of deferred drydocking and survey costs	(8,417)	(8,115)	(6,949)	(5,724)	(5,091)
Disposals, intersegment transfers and other	1,815	450	2,679	(1,919)	—
Deferred drydocking and survey costs - ending balance	$54,639	$50,760	$50,088	$44,942	$37,615

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024

Worldwide
Vessel revenues	$330,699	$343,463	$338,485	$337,003	$318,686

Vessel operating costs:
Crew costs	97,113	99,985	107,708	106,231	102,352
Repair and maintenance	21,954	26,731	25,554	24,743	21,348
Insurance	3,034	2,857	2,965	2,625	2,580
Fuel, lube and supplies	14,378	15,278	17,213	15,562	17,318
Other	28,500	25,533	25,214	27,352	23,958
Total vessel operating costs	164,979	170,384	178,654	176,513	167,556

Vessel operating margin ($)	165,720	173,079	159,831	160,490	151,130
Vessel operating margin (%)	50.1%	50.4%	47.2%	47.6%	47.4%

Worldwide - Select operating statistics
Average vessels - Total fleet	217	216	216	217	219
Utilization - Total fleet	76.0%	77.6%	76.2%	80.5%	81.5%

Average vessels - Active fleet	210	216	216	216	217
Utilization - Active fleet	78.4%	77.7%	76.2%	80.7%	82.3%

Average day rates	$22,303	$22,236	$22,275	$21,130	$19,563

Vessels commencing drydocks	24	12	23	20	44

Deferred drydocking and survey costs - beginning balance	$152,550	$160,944	$148,657	$128,639	$106,698
Cash paid for deferred drydocking and survey costs	43,339	17,674	35,483	40,083	40,018
Amortization of deferred drydocking and survey costs	(26,418)	(25,884)	(23,196)	(20,065)	(17,459)
Disposals, intersegment transfers and other	(145)	(184)	—	—	(618)
Deferred drydocking and survey costs - ending balance	$169,326	$152,550	$160,944	$148,657	$128,639

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024

Net income	$42,320	$36,619	$45,991	$49,917	$46,745

Interest and other debt costs	16,344	16,742	17,622	19,127	19,476
Income tax expense	26,109	16,376	12,883	7,887	13,070
Depreciation	39,014	38,736	39,239	39,380	38,811
Amortization of deferred drydock and survey costs	26,418	25,884	23,196	20,065	17,459
Amortization of below market contracts	(351)	(1,071)	(1,073)	(1,650)	(1,206)
EBITDA (A), (B), (C)	149,854	133,286	137,858	134,726	134,355

Non-cash indemnification assets credit	834	242	553	1,556	1,122
Non-cash stock compensation expense	3,491	3,886	3,569	3,460	2,766
Acquisition, restructuring and integration related costs	—	978	581	—	709
Adjusted EBITDA (A), (B), (C)	$154,179	$138,392	$142,561	$139,742	$138,952

Note (A):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization of deferred drydock and below market contracts. Additionally, Adjusted EBITDA excludes non-cash indemnification assets charge included in interest income and other; non-cash stock-based compensation expense; and acquisition, restructuring and integration related costs.

Note (B):  EBITDA for the three months ended March 31, 2025, and for each of the prior four quarters includes non-cash stock-based compensation expense of $3,491, $3,886, $3,569, $3,460 and $2,766 respectively.

Note (C):  EBITDA and Adjusted EBITDA for the three months ended March 31, 2025, and for each of the prior four quarters includes foreign exchange gain (losses) of $7,569, $(14,337), $5,522, $(2,376) and $(4,085) respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission. We define EBITDA as earnings (net income or loss) before interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes non-cash indemnification asset charge, non-cash stock-based compensation expense and acquisition, restructuring and integration related costs. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures. We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024

Net cash provided by operating activities (A)	$85,973	$91,303	$49,136	$78,645	$54,765

Cash interest expense	17,505	12,816	23,535	14,925	15,621
Interest income and other	(2,157)	(2,697)	(1,028)	(1,175)	(1,483)
Indemnification assets charge	(834)	(242)	(553)	(1,556)	(1,122)
Additions to property and equipment	(10,266)	(4,534)	(5,712)	(6,392)	(10,942)
Expansion capital	27	63	55	66	71
	90,248	96,709	65,433	84,513	56,910

Proceeds from asset sales	4,416	10,316	1,557	3,056	12,463

Free cash flow	$94,664	$107,025	$66,990	$87,569	$69,373

Free cash flow is a non-GAAP investment performance indicator which we believe provides useful information regarding the net cash generated by the Company before any payments to capital providers. Free cash flow is determined from net cash provided by operating activities adjusted for capital expenditures, excluding expansion capital, proceeds from asset sales, cash interest expense and interest income and other. Free cash flow excludes indemnification assets charge included in interest income and other. Free cash flow is not defined by U.S. GAAP and is not a substitute for net cash provided by operating activities.

Note (A): Net cash provided by operating activities is affected by changes in our assets and liabilities and the amounts we pay in cash for our drydocks and vessel surveys as illustrated in the following table:

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
Cash provided by (used in) changes in assets and liabilities, excluding drydock payments	$17,110	$8,846	$(27,812)	$7,818	$(640)
Cash paid for deferred drydock and survey costs	(43,339)	(17,674)	(35,483)	(40,083)	(40,018)
Total uses of cash for changes in assets and liabilities	$(26,229)	$(8,828)	$(63,295)	$(32,265)	$(40,658)

Contacts

Tidewater Inc.

West Gotcher

Senior Vice President,

Strategy, Corporate Development and Investor Relations

+1.713.470.5285

SOURCE: Tidewater Inc.